Fees Summary	Dec. 22, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 2,509,878,051
Previously Paid Amount	0
Total Fee Amount	346,614.16
Total Offset Amount	2.60
Net Fee	$ 346,611.56